UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 10, 2016

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 4.01                           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 16.1  LETTER FROM SINGERLEWAK LLP

ITEM 4.01                            CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Independent Registered Public Accounting Firm

On May 10, 2016, Salem Media Group, Inc. (“Salem”), upon the approval of the Audit Committee of Salem’s Board of Directors (the “Audit Committee”) dismissed SingerLewak LLP (“Singer”) as its independent registered public accounting firm effective as of that date.

The reports of Singer on Salem’s consolidated financial statements for the two fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period through May 10, 2016, there were (a) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Singer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Singer, would have caused Singer to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, and (b) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Salem has provided Singer with a copy of the foregoing disclosures and has requested that Singer furnish Salem with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein. A copy of Singer’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On May 10, 2016, the Audit Committee appointed Crowe Horwath LLP (“Crowe”) to serve as Salem’s independent registered public accounting firm to audit Salem's consolidated financial statements for the fiscal year ending December 31, 2016, effective as of that date. During the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period through May 10, 2016, neither Salem nor anyone on its behalf consulted with Crowe regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                            FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
16.1	Letter from SingerLewak LLP to the United States Securities and Exchange Commission dated May 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: May 13, 2016	By: /s/ EVAN D. MASYR
Evan D. Masyr
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from SingerLewak LLP to the United States Securities and Exchange Commission dated May 13, 2016.

        Exhibit 16.1

May 13, 2016

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Salem Media Group, Inc.’s statements included under Item 4.01 of its Form 8-K filed on May 13, 2016, and we agree with such statements concerning our firm.

/s/ SingerLewak LLP